EXHIBIT (10)(iii)(e)(iv)


American Premier                        One East Fourth Street
Underwriters, Inc.                      Cincinnati, Ohio  45202
                                        Telephone (513) 579-6600
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                                        Carl H. Lindner
                                        Chairman of the Board and
                                        Chief Executive Officer


                              June 24, 1994


Mr. Alfred W. Martinelli
Penn Central Energy Management Company
100 Matsonford Road
Building 5, Suite 445
Radnor, Pennsylvania  19087

Dear Al:

          Reference is made to the Consulting Agreement dated as of March 29, 1987, as amended by letter agreement dated December 9, 1991 (the "Consulting Agreement"), between The Penn Central Corporation ("Penn Central"), now American Premier Underwriters, Inc. ("American Premier"), and you which will expire in accordance with its terms June 30, 1994 unless extended.

          American Premier desires to extend the Consulting Agreement so as to be able to retain your services thereunder through June 30, 1996. American Premier understands that you are willing to extend the Consulting Agreement if American Premier will agree to extend from June 30, 1994 to June 30, 1996 the date by which any unconverted American Premier Preference Stock then held by you pursuant to American Premier's Career Share Purchase Plan (the "Plan") must be sold back to American Premier pursuant to the provisions of the Plan and your related letter agreement with American Premier dated March 29, 1987, as amended by letter agreement dated December 9, 1991 (the "Letter Agreement").

          This letter confirms the following agreement between American Premier and you:

          1.  All references to Penn Central in the Consulting
Agreement and the Letter Agreement are amended to be references to American Premier.

          2. Paragraph 2 of the Consulting Agreement is amended to substitute the date June 30, 1996 for the date June 30, 1994 at the end thereof.

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Alfred W. Martinelli
June 24, 1994
Page 2





          3.  Clause (iii) of Paragraph 3(a) of the Consulting
Agreement is amended to substitute the date June 30, 1996 for the date June 30, 1994 therein.

          4.  All other terms and conditions of the Consulting
Agreement remain in full force and effect.

          5. Paragraph 1(e) of the Letter Agreement is amended to substitute the date June 30, 1996 for the date June 30, 1994 in Subparagraphs (i), (ii) and (iv) thereof.

          Please indicate your agreement to the foregoing by signing the enclosed duplicate original of this letter in the space provided below and returning it to Bob Olson for American Premier's records. The second duplicate original is for your records.

                              Sincerely,

                              AMERICAN PREMIER UNDERWRITERS, INC.



                              By:         Carl H. Lindner
                                 -------------------------------
                                          Carl H. Lindner
                                     Chairman of the Board and
                                      Chief Executive Officer


AGREED TO
this 29th day of June, 1994.
     ----


    Alfred W. Martinelli
----------------------------
    Alfred W. Martinelli


cc:  Robert W. Olson

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